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                SUPPLEMENT TO THE PROSPECTUS
                     DATED JULY 12, 1999
                  MASON STREET FUNDS, INC.


     Henry D. Cavanna, Managing Director of J.P. Morgan Investment, is solely responsible for the Growth and Income Stock Fund. Mr. Cavanna joined J.P. Morgan in 1971, and is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. He also has primary responsibility for the Growth and Income Stock Portfolio of Northwestern Mutual Series Fund, Inc.



The date of this Prospectus Supplement is November 17, 1999.